Dreyfus Growth and Income Fund, Inc.
Summary Prospectus March 1, 2013
Ticker Symbol: DGRIX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated March 1, 2013 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.75
Other expenses (including shareholder services fees)	.30
Total annual fund operating expenses	1.05

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 51.17% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests primarily in stocks of domestic and foreign issuers. The fund's portfolio managers seek to create a broadly diversified portfolio for the fund that includes a blend of growth and dividend paying stocks, as well as other investments that provide income. The portfolio managers choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis and risk management. The fund's investment process

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is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500 Index).

In selecting securities, the portfolio managers seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund's strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial wellbeing of the company.

The fund may use listed equity options to seek to enhance returns and/or mitigate risk. The fund will engage in "covered" option transactions, where the fund has in its possession, for the duration of the strategy, the underlying physical asset or cash to satisfy any obligation the fund may have with respect to the option strategy. The fund will limit investments in options to 20% (based on the notional value of the options) of the fund's net assets and will limit the value of all total premiums paid or received to 5% of the fund's total assets.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Dreyfus Growth & Income Fund Summary	2

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q3, 2009: 16.15% Worst Quarter Q4, 2008: -22.25%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/12)
	1 Year	5 Years	10 Years
Fund returns before taxes	17.72%	0.89%	6.11%
Fund returns after taxes on distributions	17.51%	0.73%	5.59%
Fund returns after taxes on distributions and sale of fund shares	11.79%	0.73%	5.24%
S&P 500 Index reflects no deduction for fees, expenses or taxes	15.99%	1.66%	7.10%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. Elizabeth Slover and John Bailer are the fund's primary portfolio managers, positions they have held since January 2009 and September 2008, respectively. Ms. Slover is a managing director at The Boston Company Asset Management LLC (TBCAM), an affiliate of The Dreyfus Corporation, and is the director of TBCAM's core research team. Mr. Bailer, a chartered financial analyst, is a managing director at TBCAM, a senior portfolio manager of TBCAM's equity income strategy and a member of TBCAM's Dynamic Large Cap Value team. Ms. Slover and Mr. Bailer also are employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Dreyfus Growth & Income Fund Summary	3

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Dreyfus Growth & Income Fund Summary	4